UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2012

Verint Systems Inc.
(Exact name of registrant as specified in its charter)

001-34807
(Commission File Number)

Delaware	11-3200514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of principal executive offices)	(Zip code)
(631) 962-9600
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 30, 2012, Verint Systems Inc. (“Verint”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Designation, Preferences and Rights of the Series A Convertible Perpetual Preferred Stock (the “Amendment”). The Amendment provides that, at the effective time (the “Effective Time”) of the previously announced merger (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of August 12, 2012, among Verint, Comverse Technology, Inc. (“CTI”), and Victory Acquisition I LLC, each issued and outstanding share of Verint's Series A Convertible Perpetual Preferred Stock (the “Preferred Stock”) that is not held by CTI will be automatically converted into shares of Verint's common stock pursuant to the terms of the Amendment and will cease to accrue any dividends or any other amounts on each such share of Preferred Stock, and such conversion will have been deemed to occur immediately prior to the Effective Time.
The foregoing description of the Amendment is not complete and such description is qualified in its entirety by reference to the Amendment, which is filed hereto as Exhibit 3.1 and incorporated herein by reference.
Additional Information
In connection with the Merger, Verint and CTI expect to file with the Securities and Exchange Commission (“SEC”) a joint proxy statement/prospectus as part of a registration statement on Form S-4. Investors and security holders are urged to read the joint proxy statement/prospectus, registration statement and any other relevant documents when they become available because they will contain important information about Verint, CTI and the proposed transaction. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC's website at www.sec.gov. The documents (when they are available) can also be obtained free of charge from Verint on its website (www.verint.com) or upon written request to Verint Systems Inc., 330 South Service Road, Melville, New York 11747, Attention: Investor Relations or by calling (631) 962-9600, or from CTI on its website (www.cmvt.com) or upon written request to Comverse Technology, Inc., 810 Seventh Avenue, New York, New York 10019, Attention: Investor Relations or by calling (212) 739-1000.
This document is not a solicitation of a proxy from any security holder of Verint or CTI and shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. However, Verint, CTI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Verint may be found in its Annual Report on Form 10-K for the year ended January 31, 2012 and in its definitive proxy statement relating to its 2012 Annual Meeting of Stockholders filed with the SEC on May 14, 2012. Information about the directors and executive officers of CTI may be found in its Annual Report on Form 10-K for the year ended January 31, 2012 and in its Amended Preliminary Proxy Statement on Schedule 14A filed with the SEC on August 15, 2012 and the Preliminary Information Statement attached thereto.
Cautions about Forward-Looking Statements
This document contains forward-looking statements, including statements regarding expectations,

predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint. These forward-looking statements are not guarantees and they are based on management's expectations that involve a number of risks and uncertainties, any of which could cause actual results or events to differ materially from those expressed in or implied by the forward-looking statements. Some of the factors that could cause actual future results or events to differ materially from current expectations include: risks associated with Verint's and CTI's ability to satisfy the conditions and terms of the Merger, and to execute the Merger in the estimated timeframe, or at all, and the issuance of shares of Verint common stock in connection with the Merger; uncertainties regarding the expected benefits of the Merger; risks arising as a result of unknown or unexpected CTI obligations or liabilities assumed upon completion of the Merger, or as a result of parties obligated to provide us with indemnification being unwilling or unable to stand behind such obligations; risks associated with any litigation against us or our directors or officers that we may face, or any litigation against counterparties that we may inherit, in connection with the proposed Merger; uncertainties regarding the tax consequences of the Merger; risks associated with CTI's ability to control Verint's board of directors and the outcome of matters submitted for stockholder action; and risks associated with being a consolidated subsidiary of CTI and formerly part of CTI's consolidated tax group. Verint assumes no obligation to revise or update any forward-looking statement, except as otherwise required by law. For a detailed discussion of certain risk factors relating to Verint, see Verint's Annual Report on Form 10-K for the fiscal year ended January 31, 2012, Verint's Quarterly Report on Form 10-Q for the quarter ended April 30, 2012 and other filings Verint makes with the SEC.
Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Verint, CTI or the merged company following the completion of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Verint or the merged company for the current or future financial years would necessarily match or exceed the historical published figures.
Item 8.01    Other Events.
The disclosure provided under Item 5.03 above is hereby incorporated by reference into this Item 8.01.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Designation, Preferences and Rights of the Series A Convertible Perpetual Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date: August 30, 2012

	By:	/s/ Peter Fante
		Name:	Peter Fante
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Amendment to the Certificate of Designation, Preferences and Rights of the Series A Convertible Perpetual Preferred Stock